Exhibit 10.1
SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE BOTH NOT MATERIAL AND OF THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE AND CONFIDENTIAL. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT WITH THREE ASTERISKS [***].
FOURTH AMENDMENT TO DATA LICENSE AGREEMENT
This Fourth Amendment to Data License Agreement (this “Amendment”), by and between Charter Communications Operating, LLC, a Delaware limited liability company, on behalf of itself and its Affiliates (“Charter”), and comScore, Inc., a Delaware corporation, on behalf of itself and its Affiliates (“Comscore”), is effective immediately upon Comscore’s full payment of the Arrears (as defined below) to Charter (the “Fourth Amendment Effective Date”), provided that such payment occurs on or before March 9, 2025.
    WHEREAS, Charter and Comscore entered into that certain Data License Agreement dated as of March 10, 2021 (as amended, the “Agreement”); and
    WHEREAS, Charter and Comscore desire to amend the Agreement in accordance with the terms and conditions contained herein.
    NOW THEREFORE, in consideration of the mutual promises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1.Capitalized Terms. Capitalized terms used in this Amendment and not defined herein shall have the meanings ascribed to them in the Agreement.
2.Payment of Arrears; Deadline. On or before March 9, 2025, Comscore will pay to Charter the total amount due to Charter under the Agreement as of such payment date, as set forth on Schedule 1 attached hereto (such amount, the “Arrears”). This Amendment shall become null and void and of no further force or effect in the event that Charter does not receive the Arrears in full by March 9, 2025.

3.Removal of Certain Comscore Covenants. Section 2.04(d) of the Agreement is hereby deleted in its entirety.

4.Modeling.
a.Section 3.02(i) of the Agreement is hereby deleted in its entirety and replaced with the following:
(i)    [***] If Comscore requests Charter’s approval for an exception to this Section 3.02(i), Charter shall provide final approval or explanation for non-approval within [***] (e-mail acceptable) of receipt of such request, such approval not to be unreasonably withheld.
b.Section 3.03 of the Agreement is hereby amended by inserting the following at the end: [***]

Exhibit 10.1

5.Removal of Certain Charter Covenants.
a.Section 4.01 of the Agreement is hereby deleted in its entirety and replaced with the following:
Section 4.01    Preferred Access. Charter shall provide Comscore with Preferred Access to all Licensed Charter Data. “Preferred Access” means that (a) any Other Data provided to Comscore by Charter, including data from Affiliates if applicable, shall be at no additional cost to Comscore above the applicable license fees set forth in Exhibit G, and (b) Comscore shall have most favored rights, preferences and privileges to any third party that also licenses Licensed Charter Data for purposes substantially similar to the Purpose. “Local Measurement” means content measurement or advertising measurement (including for attribution or ad effectiveness, subject to Section 3.02(g)) in a local market for the purpose of syndicated ratings-based or syndicated impressions-based reporting of viewing activity in any market or group of markets.
b.Sections 4.02 and 4.03 of the Agreement are hereby deleted in their entirety.
6.Limited Product Access. Section 6.03 of the Agreement is hereby deleted in its entirety and replaced with the following:
Section 6.03    Product Access. Throughout the Term, Comscore will provide to Charter, at no charge to Charter, licenses and access to the following Comscore Syndicated Offerings and services and any successors thereof: [***]. Notwithstanding the foregoing, any parties that become Affiliates of Charter after the Effective Date shall not have access to or licenses to such products or services hereunder unless such party provides Comscore with data elements similar to Licensed Charter Data with the same rights allowed herein at no additional cost to Comscore (either as part of the Licensed Charter Data or otherwise), and the Parties agree to integrate such data elements into Comscore products or services. [***]

7.Removal of Minimum RPD HH Requirement. Section 1 of Exhibit A to the Agreement is hereby deleted in its entirety and replaced with the following: [***]
8.Revised License Fee. Exhibit G to the Agreement is hereby deleted in its entirety and replaced with Exhibit G attached hereto.
9.Integration; Conflicts. This Amendment and the Agreement set forth the entire understanding of the Parties as to the subject matter hereof and thereof. Except as modified by this Amendment, all terms and conditions of the Agreement will remain unchanged and in full force and effect. In the event of a conflict between any term or condition set forth in this Amendment and the Agreement, the terms and conditions of this Amendment shall govern and prevail.
10.Counterparts. This Amendment may be signed in counterparts, each of which will be deemed an original and both of which together will constitute one and the same document. A facsimile or electronically scanned signature shall have the same force and affect as an original signature.

Exhibit 10.1
IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized officers on the date set forth below.

Charter Communications Operating, LLC By: Charter Communications, Inc., its manager By: /s/ David Kline David Kline EVP & President - Spectrum Reach Date: December 28, 2024	comScore, Inc. By: /s/ Mary Margaret Curry Mary Margaret Curry Chief Financial Officer and Treasurer Date: December 31, 2024

Exhibit 10.1

EXHIBIT G
LICENSE FEE
1.Definitions.
“Contract Months,” “Contract Quarters” and “Contract Years” mean, respectively, months, quarters and years of the Term where the first such month, quarter and year begins on the Fourth Amendment Effective Date.

“License Fee” for each Contract Year means an amount equal to the sum of the Quarterly Installments for such year.

“Quarterly Installment” for each Contract Quarter means an amount equal to the sum of the Monthly Fees for each month of such quarter.

“Monthly Fee” for each Contract Month means an amount equal to the Household Fee multiplied by the lesser of (a) the Household Count for such month and (b) eleven million five hundred thousand (11,500,000) Subscribers.

“Household Fee” means thirteen cents ($0.13) per month per Subscriber, subject to a two and a half percent (2.5%) annual escalator beginning on the first anniversary of the Fourth Amendment Effective Date and subject to Sections 3.02(i) and 3.03 of the Agreement.

2.Payment. For each Contract Year, Comscore will pay Charter the applicable License Fee as follows: For each Contract Quarter, Charter shall invoice Comscore for the applicable Quarterly Installment and Comscore will pay Charter such Quarterly Installment within [***] following the end of such quarter. Quarterly Installments for partial Contract Quarters will be pro-rated.

3.Household Count. For each Contract Month, Charter will provide Comscore with measurements of the average number of monthly unique Subscribers for which Charter provides Licensed Charter Data to Comscore in accordance with the specifications set out in the Agreement and Section 5 below [***] (the “Household Count”), [***].

4.Household Count Discrepancies. [***]

5.Opt Outs. Charter will not send to Comscore data with respect to any Subscribers who indicate any preference to opt out of or not to opt into (as applicable under the applicable law) any one or more data use cases (“Opted-Out Subscribers”) and the Household Count will not include any Opted-Out Subscribers. On each anniversary of the Fourth Amendment Effective Date, if the number of Opted-Out Subscribers for Charter TV Data and/or Charter Streaming Data exceeds twenty percent (20%) of the Household Count for the first full month after the Fourth Amendment Effective Date, the Parties will negotiate in good faith an adjustment to the License Fee. [***]

Exhibit 10.1

Omitted Schedule
Schedule 1 – Arrears